UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2021

AJIA INNOGROUP HOLDINGS, LTD.
(Exact name of Registrant as specified in its charter)

Nevada	333-206450	82-1063313
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

187 E. Warm Springs Road, Suite B307

Las Vegas, Nevada 89119

(Address of principal executive offices, including zip code)

(702) 362-2677

(Registrant's telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On June 29 2021, the Board of the directors of Ajia Innogroup Holdings Ltd. (the “Company”) by and through its wholly owned subsidiary Ajia Corporate Systems Architecture Solution Limited (“Ajia Sub”), completed the acquisition of a controlling interest in Jiayu Insurance Finance Limited (“Jiayu”), a licensed insurance broker company in Hong Kong pursuant to a Sale and Purchase Agreement (“Agreement”). As set forth in the Agreement, Ajia Sub acquired 1,071,000 common shares representing a 51% of Jiayu’s issued and outstanding common shares in exchange for $1,020,000 Hong Kong dollars (estimated to be approximately $131,336 USD).

The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 2.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 30, 2021, the Board of Directors (the “Board”) of the Company appointed Kiu Chung Jacqueline (“Ms. Tang”) as a member of the Board, effective immediately. The Board determined that Ms. Tang qualifies as independent under the director independence standards set forth in the rules and regulations of the Securities and Exchange Commission. A biography for Ms. Tang is set forth below:

Ms. Tang, 33, obtained a BSc. in Accounting and a Finance degree from the University of Surrey in 2012. She has 8 years of business management and directorship experiences. In 2013, she joined Go Fun Project Limited (NGO) and Y&L Group International Company Limited as their director. Since 2019, she has been a director of the Go Inside Kitchen Ltd.

Family Relationships

Ms. Tang is not related to any officer or director of the Company.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Purchase and Sale Agreement of Jiayu Insurance Finance Limited dated June 29, 2021

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Elaine Wan Yin Ling
Title:	Director, Secretary and Treasurer

Dated:	July 2, 2021

3